Summary Prospectus of

► MoA Funds
MoA Large Cap Value Index Fund
May 1, 2026
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at moafunds.com/resources#docs-funddocs. You can also get this information at no cost by calling 800.914.8716 or by sending an e-mail request to moafunds@dfinsolutions.com. The Fund’s current statutory prospectus and statement of additional information, both dated May 1, 2026, (each as supplemented or revised from time to time), are incorporated by reference into this summary prospectus.
Investment Objective. The Fund seeks to track the performance of a benchmark index that measures the investment return of large capitalization value stocks in the United States.
Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy, hold and sell Fund shares. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included.
Shareholder Fees (fees paid directly from your investment)	0.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.08%
Other Expenses[1]	0.25%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	0.33%
Fee Waiver and/or Expense Reimbursement*	0.08%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.25%

"Other Expenses” are based on estimated amounts for the current fiscal year.
*
The Adviser has contractually agreed to waive its advisory fee and/or reimburse the Fund’s expenses to the extent necessary so that the total annual fund operating expenses (other than shareholder services fees, taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, any investment-related expenses, and any extraordinary expenses) do not exceed the annual rate of 0.25% based on the Fund’s average daily net assets. This contractual obligation may not be terminated before April 30, 2027, without the consent of the Board of Directors.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:
1 Year	3 Years
$26	$98

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is expected to commence operations on or after May 1, 2026, information regarding turnover for a full calendar year is not available as of the date of this prospectus.
Principal Investment Strategies. The Fund invests primarily in the common stocks included in the Russell 1000® Value Index to replicate, to the extent practicable and cost effective, the weightings of such stocks in the Index. The Fund is designed to measure the performance of large-capitalization value stocks in the United States. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in securities included in the Russell 1000® Value Index. Because the Fund seeks to approximate the performance of an index, it expects to have investment exposure to industries and sectors represented in the index to the same extent as the representation of those industries and sectors in the index.
Principal Investment Risks. As with any mutual fund, loss of money is a risk of investing in the Fund. Additionally, an investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.
●
General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.
●
Market risk: The risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy or may affect the market as a whole. Events such as economic recession, war acts of terrorism, social unrest, natural disasters, public health emergencies and other unforeseen events could also significantly impact issuers, economies and markets generally.
●
Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition.
●
Focused Investment risk: Certain Funds may invest significantly in the securities of related issuers, such as those in a particular industry, group of industries, sector or geographic region. When a Fund so invests, the Fund’s performance depends to a greater extent on the overall condition of those issuers or the relevant industry, group of industries, sector or geographic region, and is more susceptible to events affecting, and the risks of, such issuers.
●
Index Tracking Error risk: As an index fund, the Fund seeks to track the performance of an index, although it may not be successful in doing so. The divergence between the performance of the Fund and the index, positive or negative, is called tracking error. Tracking error can be caused by many factors, such as operating and transaction costs, as well as weighting of each security in the index, and it may be significant.
●
Passive Investment risk: Because the Fund is passively managed and seeks to match the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or the outlook for a specific security, industry, or market sector. In keeping with the Fund’s strategy of seeking to track the index, the Fund does not seek to reduce market exposure or to reduce the effects of a declining market. As a result, the Fund’s performance may lag the performance of actively managed funds.
●
Large Cap risk: Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.
●
Value Stock risk: Value stocks are generally undervalued in the marketplace, with high dividends and low prices relative to standard measures. Value stocks may remain undervalued.

●
Stock risk: The value of your investment will go up or down, depending on, among other things, movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities.
Performance/Annual Return. Because the Fund is expected to commence operations on or after May 1, 2026, information regarding performance for a full calendar year is not available as of the date of this prospectus.
Updated performance information is available at no cost online at moafunds.com or by calling 800.914.8716.
Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Fund.
Portfolio Managers. Erik Wennerstrum, Vice President of the Adviser, and Ron Viener, Senior Vice President of the Adviser, will be the portfolio managers of the Fund at its inception in May 2026, and will be primarily responsible for the day-to-day management of the Fund.